Sub-Item 77Q3

I, James Windels, certify that:

1. I have reviewed this report on Form
	N-SAR of Dreyfus
	Dreyfus Massachusetts

 Intermediate Municipal Bond Fund.;
2. Based on my knowledge, this report
	 does not contain any untrue statement
	of a material fact or omit to state
	a material fact necessary to make the
	statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial
Information included in this report,
and the financial statements on
which the financial information is
based, fairly present in all material
respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;
4. The registrant's other certifying
	officer and I are responsible
for establishing and maintaining
disclosure controls and procedures
(as defined in rule 30a-2(c) under the

	Investment Company Act) for the
	registrant and have:
a) designed such disclosure controls
	and procedures to ensure that material
	information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the
	registrant's disclosure
controls and procedures as of a
date within 90 days prior
	to the filing date of this report
	(the "Evaluation Date"); and
c) presented in this report our
	conclusions about the
	effectiveness of the disclosure
	controls and
	procedures based on our evaluation
	as of the Evaluation Date;
5. The registrant's other certifying
	officer and I have
	disclosed, based on our most
	recent evaluation, to

	the registrant's auditors and
	the audit committee
of the registrant's board of directors
(or persons performing the equivalent
functions):
a) all significant deficiencies in the
	design or operation
	of internal controls which could
	adversely affect

	the registrant's ability to
	record, process, summarize,
and report financial data and have
identified for the registrant's
auditors any material weaknesses in
	internal controls; and
b) any fraud, whether or not material,
	that involves management or other
	employees who have a significant role in the registrant's internal controls; and
6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date
of our most recent evaluation,
including any corrective actions
with regard to significant
deficiencies and material
	weaknesses.

Date:11/22/02
/s/ James Windels James Windels Treasurer